UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

Akcea Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38137	47-2608175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road 9th Floor Boston, MA		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 207-0202

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AKCA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Amber Salzman, Ph.D. to the Board

On February 13, 2020, Akcea Therapeutics, Inc. (the “Company”) announced the appointment of Amber Salzman, Ph.D. as a member of the Company’s Board of Directors, effective February 12, 2020.

Dr. Salzman has served as President and Chief Executive Officer of Ohana Biosciences since 2018. She previously served as the President and Chief Executive Officer at Adverum Biotechnologies from 2016 to 2018 and was a Co-Founder of Annapurna Therapeutics SAS where she served as its President and Chief Executive Officer from 2012 to 2016 prior to its merger with Avalanche Biosciences to create Adverum Biotechnologies. Prior to her role at Adverum Biotechnologies, Dr. Salzman served as President and Chief Executive Officer of Cardiokine, Inc. from 2009 to 2011 until it was acquired by Cornerstone Therapeutics. Prior to that, she was a member of the GlaxoSmithKline research and development executive team, where she was responsible for operations for medicine development across therapeutic areas.

In addition to her roles in industry, Dr. Salzman is the President of the Stop ALD Foundation, a medical research foundation dedicated to finding better therapies for people with adrenoleukodystrophy and advocating on behalf of people living with rare diseases. She played a leading role in establishing the first gene therapy human proof-of-concept for ALD, and in adding ALD to the national recommended list of diseases for which newborns should be screened.

Additionally, she serves on the Boards of Lankenau Institute of Medical Research and Drexel University Dornsife School of Public Health.

Dr. Salzman received her bachelor’s degree from Temple University and holds a Ph.D. in Mathematics from Bryn Mawr College. Honors include being inducted into Temple University’s League of Entrepreneurial Women Hall of Fame.

Dr. Salzman will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s definitive information statement on Schedule 14C filed with the Securities and Exchange Commission on April 29, 2019.

In addition, Dr. Salzman will enter into the Company’s standard form of indemnity agreement, the form of which has been filed as Exhibit 10.1 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on April 10, 2017.

There are no arrangements or understandings between Dr. Salzman and any other persons pursuant to which Dr. Salzman was appointed as a director of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated February 13, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AKCEA THERAPEUTICS, INC.

Date: February 13, 2020	By:	/s/ Damien McDevitt
Damien McDevitt
Interim Chief Executive Officer